NEW YORK LIFE INVESTMENTS VP FUNDS TRUST
NYLI VP Bond Portfolio
NYLI VP Balanced Portfolio
(each a “Portfolio” and together the “Portfolios”)
Supplement dated February 28, 2026 (“Supplement”) to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”), each dated May 1, 2025, as supplemented
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in each Summary Prospectuses, Prospectus and SAI.
Effective as of February 28, 2026, Kenneth Sommer and Matthew Downs will no longer serve as portfolio managers of the Portfolios. All references to Mr. Sommer and Mr. Downs are deleted in their entirety from the Summary Prospectuses, Prospectus and SAI. Zachary Aronson, Michael DePalma, Neil Moriarty, III, Lesya Paisley and Cameron White are added as portfolio managers to the Portfolios. While the Principal Investment Strategies for the Portfolios remain the same, the new portfolio management team will employ certain modifications to the Investment Process. Each Portfolio’s Summary Prospectus and Prospectus are amended as detailed below.

1.	NYLI VP Bond Portfolio:

a.	Principal Investment Strategies. The “Investment Process” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
Investment Process: In pursuing the Portfolio’s investment strategy, the Subadvisor conducts a continuous review of expected returns, yields and other information derived from a database which it maintains in managing fixed income portfolios.
Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in managing the Portfolio and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio’s investment portfolio. The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Portfolio. Maturity duration shifts adjustments are based on a set of investment decisions that take into account a broad range of economic, fundamental and technical indicators.
The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer’s financial condition, and changes in the condition and outlook in the issuer’s industry.

b.	The “Portfolio Management Risk” of the “Principal Risks” is deleted in its entirety and replaced with the following:
Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio’s benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio’s benchmark.

c.	The table in the section entitled “Management” of the Portfolio’s Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Manager	Service Date

NYL Investors LLC	Neil Moriarty, III, Senior Managing Director	Since February 2026

	Lesya Paisley, Managing Director	Since February 2026

	Michael DePalma, Senior Managing Director	Since February 2026

	Cameron White, Managing Director	Since February 2026

	Zachary Aronson, Managing Director	Since February 2026

2.	NYLI VP Balanced Portfolio:

a.	Principal Investment Strategies. The “Fixed-Income Investment Process” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
Fixed Income Investment Process: In pursuing the Portfolio’s investment strategy, NYL Investors conducts a continuous review of expected returns, yields and other information derived from a database which it maintains in managing fixed income portfolios.
Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by NYL Investors in managing the Portfolio and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio’s investment portfolio. NYL Investors’ investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, NYL Investors may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. NYL Investors’ consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Portfolio. Maturity duration shifts adjustments are based on a set of investment decisions that take into account a broad range of economic, fundamental and technical indicators.
NYL Investors may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYL Investors may evaluate, among other things, the condition of the economy, meaningful changes in the issuer’s financial condition, and changes in the condition and outlook in the issuer’s industry.

b.	The table in the section entitled “Management” of the Portfolio’s Summary Prospectus and Prospectus is amended to include the following for the NYL Investors:

Subadvisor	Portfolio Manager	Service Date

NYL Investors LLC	Neil Moriarty, III, Senior Managing Director	Since February 2026

	Lesya Paisley, Managing Director	Since February 2026

	Michael DePalma, Senior Managing Director	Since February 2026

	Cameron White, Managing Director	Since February 2026

	Zachary Aronson, Managing Director	Since February 2026

3.
The subsection entitled “Portfolio Manager Biographies” under the section titled “The Trust and its Management” in the Prospectus is updated with the following biographies for the below portfolio managers.

Zachary Aronson	Mr. Aronson has managed the NYLI VP Income Builder Portfolio and NYLI VP MacKay Strategic Bond Portfolio since 2025, the NYLI VP Bond Portfolio and NYLI VP Balanced Portfolio since February 2026. He is an officer of NYL Investors and a Structured

Products Credit Analyst supporting the Global Credit and Global Fixed Income teams with MacKay Shields. Mr. Aronson covers RMBS, CMBS, and ABS sectors. He joined the Global Fixed Income team in April 2019 as an Associate Director and Structured Products Credit Analyst. Prior to joining MacKay Shields, Mr. Aronson worked at Ally Bank where he was responsible for analyzing and trading Asset Backed Securities, Commercial Mortgage-Backed Securities and non‑Agency Residential Mortgage-Backed Securities. Mr. Aronson earned a Bachelor of Science in Finance in 2009 from the Robert H. Smith School of Business at the University of Maryland, College Park and has been in the investment management industry since 2009.
Michael DePalma	Mr. DePalma has managed the NYLI VP MacKay Strategic Bond Portfolio and NYLI VP Income Builder Portfolio since 2023, the NYLI VP Bond Portfolio and NYLI VP Balanced Portfolio since February 2026. He is an officer of NYL Investors and Co‑Head of the Global Fixed Income team and a Senior Portfolio Manager with MacKay Shields. Mr. DePalma is responsible for managing all Multi-Sector and related strategies. Previously, he was Co‑Head of MacKay Shields’ Macro and Quantitative Solutions. Prior to joining MacKay Shields, Mr. DePalma was the CEO of PhaseCapital, where he managed systematic macro and credit strategies. Prior to joining PhaseCapital, Mr. DePalma was Chief Investment Officer for Quantitative Investment Strategies and Director of Fixed Income Absolute Return at AllianceBernstein where he managed multi-asset, multi-sector, global and credit fixed income, as well as stand-alone and overlay currency strategies. Prior to assuming this role, Mr. DePalma was Global Director of Fixed Income Quantitative Research. Mr. DePalma graduated with a B.S. from Northeastern University and a M.S. from New York University’s Courant Institute of Mathematical Sciences. He has been in the investment industry since 1990.
Neil Moriarty, III	Mr. Moriarty is an officer of NYL Investors, a Senior Managing Director and Co‑Head of the Global Fixed Income Team of MacKay Shields. He is responsible for managing all Multi-Sector and related strategies. He has managed the NYLI VP Income Builder Portfolio and NYLI VP MacKay Strategic Bond Portfolio since 2018, the NYLI VP Bond Portfolio and NYLI VP Balanced Portfolio since February 2026. Prior to joining MacKay Shields in 2018, Mr. Moriarty was with Aberdeen via the 2005 acquisition of Deutsche Asset Management’s London and Philadelphia Fixed income businesses. While at Aberdeen, his responsibilities included Head of U.S. Core, Structured Products and Co‑Head of U.S. Core Short Duration. Mr. Moriarty joined Deutsche in 2002 from Swarthmore/Cypress Capital Management where he worked in fixed income portfolio management. Previously, Mr. Moriarty worked for Chase Securities in fixed income trading and research. Prior to that, Mr. Moriarty worked for Paine Webber in fixed income trading and research. Mr. Moriarty has been working in the investment industry since 1987.
Lesya Paisley, CFA	Ms. Paisley has managed the NYLI VP MacKay Strategic Bond Portfolio since 2022 and NYLI VP Income Builder since 2025, the NYLI VP Bond Portfolio and NYLI VP Balanced Portfolio since February 2026. She is an officer of NYL Investors, Managing

Director and Portfolio Manager on the Global Fixed Income team for MacKay Shields. She joined MacKay Shields in 2021 and is responsible for managing Multi-Sector strategies. Prior to joining MacKay Shields, Ms. Paisley served as Investment Director and ESG Portfolio Manager, North America at Aberdeen Standard Investments. She was responsible for managing US dollar strategies including Credit, Corporates and Core/Core+ strategies and was instrumental in the firm’s ESG policy and product development including Sustainable and Responsible Investment and Climate Transition Fund. Before Aberdeen, she worked at Deutsche Asset Management as a Credit Research Analyst. Combined, she spent well over a decade in Credit Research covering a variety of sectors including Emerging Markets, High Yield, Investment Grade and Municipals. She is a CFA® charterholder and earned a BS degree in Finance and Accounting from the University of Virginia, McIntire School of Commerce. She has been in the investment industry since 2003.
Cameron White, CFA	Mr. White has managed the NYLI VP Income Builder Portfolio and NYLI VP MacKay Strategic Bond Portfolio since 2025, the NYLI VP Bond Portfolio and NYLI VP Balanced Portfolio since February 2026. He is an officer of NYL Investors, the Head of Fundamental Research supporting the Global Credit and Global Fixed Income teams at MacKay Shields. Mr. White joined MacKay Shields in 2019 as a Senior Credit Analyst within the Global Fixed Income team covering energy and utilities sectors. Most recently, he was a Senior Credit Analyst at Apex Credit Partners LLC. Earlier in his career, Mr. White held credit analyst roles at MetLife Investments and Deutsche Bank Securities. He has a BA in Economics from Colgate University, an MBA from Cornell University and is a CFA® charterholder. Mr. White has been in the financial services industry since 2004.
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